UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) November 30, 2004


                   BEAR STEARNS ASSET BACKED SECURITIES I LLC
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           Delaware                                   333-113636                                     20-0842986
------------------------------                 ------------------------                      ---------------------------
 (STATE OR OTHER JURISDICTION                        (COMMISSION                                  (I.R.S. EMPLOYER
      OF INCORPORATION)                              FILE NUMBER)                                IDENTIFICATION NO.)

383 Madison Avenue
New York, New York                                                                                      10179
------------------------------                                                               ---------------------------
    (ADDRESS OF PRINCIPAL                                                                            (ZIP CODE)
      EXECUTIVE OFFICES)


Registrant's telephone number, including area code, is (212) 272-2000



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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 9.01(c)      Financial Statements Pro Forma Financial Information and
                  Exhibits.
                  --------------------------------------------------------

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits:

                  1. Amendment No. 1 to the Pooling and Servicing Agreement, dated as of August 1, 2004, among Bear Stearns Asset Backed Securities I LLC, a Delaware limited liability company, as depositor (the "Depositor"), EMC Mortgage Corporation, a Delaware corporation, as seller (the "Seller") and company (the "Company"), Wells Fargo Bank National Association, a national banking association, as master servicer (the "Master Servicer") and securities administrator (the "Securities Administrator") and U.S. Bank National Association, as trustee (the "Trustee")( the "Pooling and Servicing Agreement").



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                            BEAR STEARNS ASSET BACKED SECURITIES
                                            I LLC

                                            By: /s/ Baron Silverstein
                                                --------------------------------
                                            Name:   Baron Silverstein
                                            Title:  Vice President

Dated: November 30, 2004


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                                    EXHIBITS